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                                                                    EXHIBIT 23.2


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the use of our report dated September 12, 1998 included in this Current Report on Form 8-K of Cypress Semiconductor Corporation.


                                   /s/ Ernst & Young LLP

                                   Ernst & Young LLP


San Jose, California
February 12, 1999